EXHIBIT 10.1

DISTRIBUTION AGREEMENT

March 1, 2012

Wells Fargo Securities, LLC

375 Park Avenue

New York, NY 10152

Ladies and Gentlemen:

First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”) and First Industrial, L.P., a Delaware limited partnership whose sole general partner is the Company (the “Operating Partnership”), confirm their agreement with Wells Fargo Securities, LLC, as agent and/or principal under any Terms Agreement (as defined in Section 1(a) below) (“you” or “Wells Fargo”), with respect to the issuance and sale from time to time by the Company, in the manner and subject to the terms and conditions described below (this “Agreement”), of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company having an aggregate Gross Sale Price (as defined in Section 2(b) below) of up to $125,000,000 (the “Maximum Amount”) and which shall not exceed 12,500,000 shares (the “Maximum Number”) on the terms set forth in Section 1 of this Agreement. Such shares are hereinafter collectively referred to as the “Shares” and are described in the Prospectus referred to below.

The Company and the Operating Partnership have filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”) on Form S-3 (No. 333-179831) (the “registration statement”) for the registration of the Shares and other securities of the Company or the Operating Partnership, as the case may be, under the Act; such registration statement became effective upon filing and such registration statement, and any post-effective amendment thereto, sets forth the terms of the offering, sale and plan of distribution of the Shares and contains additional information concerning the Company and its business. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to Wells Fargo, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the effective time. “Basic Prospectus” means the prospectus dated February 29, 2012, filed as part of the Registration Statement, including the documents incorporated by reference therein as of the date of such prospectus; “Prospectus Supplement” means the most recent prospectus supplement relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date of its first use in connection with a public offering or sale of Shares pursuant hereto (or such earlier time as may be required under the Act), in the form furnished by the Company to Wells Fargo in connection with the offering of the Shares; “Prospectus” means the Prospectus Supplement (and any additional prospectus supplement prepared in accordance with the provisions of Sections 4(b) or 4(g) of this Agreement and filed in accordance with the provisions of Rule 424(b)) together with the Basic Prospectus attached to or used with the Prospectus Supplement; and “Permitted Free Writing Prospectuses” has the meaning set forth in Section 3(b). Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless otherwise stated, be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless stated otherwise, be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of the Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

The Company and the Operating Partnership have also entered into distribution agreements (the “Alternative Distribution Agreements”), dated as of even date herewith, with Lazard Capital Markets LLC, Macquarie Capital (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Piper Jaffray & Co. and UBS Securities LLC (each, an “Alternative Agent” and together with Wells Fargo, the “Agents”). The aggregate Gross Sales Price of the Shares that may be sold pursuant to this Agreement, any Terms Agreement, the Alternative Distribution Agreements and any Alternative Terms Agreement shall not exceed the Maximum Amount. The aggregate number of Shares that may be sold pursuant to this Agreement, any Terms Agreement, the Alternative Distribution Agreement and any Alternative Term Agreement shall not exceed the Maximum Number. This Agreement and the Alternative Distribution Agreements are sometimes hereinafter referred to as the “Distribution Agreements.”

The Company and Wells Fargo agree as follows:

1. Issuance and Sale.

(a) Upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, on any Exchange Business Day (as defined below) selected by the Company, the Company and Wells Fargo shall enter into an agreement in accordance with Section 2 hereof regarding the number of Shares to be placed by Wells Fargo and the manner in which and other terms upon which such placement is to occur (each such transaction being referred to as an “Agency Transaction”). The Company may also offer to sell the Shares directly to Wells Fargo, as principal, in which event such parties shall enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Exhibit A hereto, relating to such sale in accordance with Section 2(g) of this Agreement (each such transaction being referred to as a “Principal Transaction”). Whenever the Company determines to sell the Shares directly to an Alternative Agent as principal, it will enter into a separate agreement (each, an “Alternative Terms Agreement”) in substantially the form of Exhibit A to the Alternative Distribution

Agreements. As used herein, (i) the “Term” shall be the period commencing on the date hereof and ending on the earliest of (x) the date on which the Gross Sales Price of Shares issued and sold pursuant to the Distribution Agreements, any Terms Agreements and any Alternative Terms Agreements is equal to the Maximum Amount, (y) the date on which the number of Shares issued and sold pursuant to the Distribution Agreements, any Terms Agreements and any Alternative Terms Agreements is equal to the Maximum Number and (z) any termination of this Agreement pursuant to Section 8, (ii) an “Exchange Business Day” means any day during the Term that is a trading day for the Exchange other than a day on which trading on the Exchange is scheduled to close prior to its regular weekday closing time, and (iii) “Exchange” means the New York Stock Exchange.

(b) Subject to the terms and conditions set forth below, the Company appoints Wells Fargo as agent in connection with the offer and sale of Shares in any Agency Transactions entered into hereunder. Wells Fargo will use commercially reasonable efforts to sell such Shares in accordance with the terms and conditions hereof and of the applicable Transaction Notice (as defined below). Neither the Company nor Wells Fargo shall have any obligation to enter into an Agency Transaction. The Company shall be obligated to issue and sell through Wells Fargo, and Wells Fargo shall be obligated to use commercially reasonable efforts, as provided herein and in the applicable Transaction Notice, to place Shares issued by the Company only if and when a Transaction Notice related to such an Agency Transaction has been delivered by Wells Fargo and accepted by the Company as provided in Section 2 below.

(c) Wells Fargo, as agent in any Agency Transaction, hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Agreement, other than (A) by means of ordinary brokers’ transactions between members of the Exchange that qualify for delivery of a Prospectus in accordance with Rule 153 under the Act and meet the definition of an “at the market offering” under Rule 415(a)(4) under the Act (each such transaction is hereinafter referred to as an “At the Market Offering”) and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and Wells Fargo in writing.

(d) If Shares are sold in an Agency Transaction in an At The Market Offering, Wells Fargo will confirm in writing to the Company the number of Shares sold on any Exchange Business Day and the related Gross Sales Price and Net Sales Price (as each of such terms is defined in Section 2(b) below) no later than the opening of trading on the immediately following Exchange Business Day.

(e) If the Company shall default on its obligation to deliver Shares to Wells Fargo pursuant to the terms of any Agency Transaction or Terms Agreement, the Company shall (i) indemnify and hold Wells Fargo and its successors and assigns harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding any such default, pay to Wells Fargo the commission to which it would otherwise be entitled in connection with such sale in accordance with Section 2(b) below.

(f) The Company acknowledges and agrees that (i) there can be no assurance that Wells Fargo will be successful in selling the Shares, (ii) Wells Fargo shall incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by Wells Fargo to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this Agreement, and (iii) Wells Fargo shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as may otherwise be specifically agreed by Wells Fargo and the Company in a Terms Agreement.

2. Transaction Notices and Terms Agreements.

(a) The Company may, from time to time during the Term, propose to Wells Fargo that they enter into an Agency Transaction to be executed on a specified Exchange Business Day or over a specified period of Exchange Business Days. If Wells Fargo agrees to the terms of such proposed Agency Transaction or if the Company and Wells Fargo mutually agree to modified terms for such proposed Agency Transaction, then Wells Fargo shall promptly send to the Company (by any means permissible under Section 10 hereof) a notice, substantially in the form of Exhibit B hereto (each, a “Transaction Notice”), confirming the agreed terms of such proposed Agency Transaction. If the Company wishes such proposed Agency Transaction to become a binding agreement between it and Wells Fargo, the Company shall promptly indicate its acceptance thereof by countersigning and returning such Transaction Notice to Wells Fargo or sending a written notice to Wells Fargo (by any means permissible under Section 10 hereof) indicating its acceptance. The terms reflected in a Transaction Notice shall become binding on Wells Fargo and the Company only if accepted by the Company no later than the dates and times specified in such Transaction Notice. Each Transaction Notice shall specify, among other things:

(i) the Exchange Business Day(s) on which the Shares subject to such Agency Transaction are intended to be sold (each, a “Purchase Date”);

(ii) the maximum number of Shares that the Company intends to sell (the “Specified Number of Shares”) on, or over the course of, such Purchase Date(s), provided that the number of Shares sold on each Purchase Date shall be no less than 5% and no more than 25% of the average daily trading volume in the Common Stock on the Exchange for the thirty (30) Exchange Business Days preceding the date of delivery of the Transaction Notice, or as otherwise agreed between the Company and Wells Fargo and documented in the relevant Transaction Notice; and

(iii) the lowest price, if any, at which the Company is willing to sell Shares on each such Purchase Date or a formula pursuant to which such lowest price shall be determined (each, a “Floor Price”).

A Transaction Notice shall not set forth a Specified Number of Shares that, when added to the aggregate number of Shares previously purchased and to be purchased pursuant to pending Transaction Notices (if any) hereunder, any Terms Agreement, any Alternative Distribution Agreement and any Alternative Terms Agreement, results in a total number of shares that exceeds the Maximum Number of Shares or an aggregate Gross Sales Price exceeding the Maximum Amount. Provided that Wells Fargo confirms to the Company the number of Shares sold in accordance with Section 1(d) above, the Company shall have responsibility for maintaining records with respect to the aggregate dollar amount of Shares sold, or for otherwise monitoring the availability of Shares for sale under the Registration Statement. In the event that more than one

Transaction Notice with respect to any Purchase Date(s) is accepted by the Company, the latest executed Transaction Notice shall govern any sales of Shares for the relevant Purchase Date(s), except to the extent of any action occurring pursuant to a prior accepted Transaction Notice and prior to the acceptance of such latest Transaction Notice. The Company or Wells Fargo may, upon notice to the other party hereto by telephone (confirmed promptly by e-mail or facsimile), suspend the offering of the Shares for any reason; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Notwithstanding the foregoing, if the terms of any Agency Transaction contemplate that Shares shall be sold on more than one Purchase Date, then the Company and Wells Fargo shall mutually agree to such additional terms and conditions as they deem reasonably necessary in respect of such multiple Purchase Dates, and such additional terms and conditions shall be set forth in the relevant Transaction Notice and be binding to the same extent as any other terms contained therein.

(b) The Purchase Date in respect of the Shares deliverable pursuant to any Transaction Notice shall be set forth in the Transaction Notice. Except as otherwise agreed between the Company and Wells Fargo, Wells Fargo’s commission shall be 2.0% of the actual sales price of the Shares (the “Gross Sales Price”) sold pursuant to this Agreement, provided, however, that such commission shall not apply to any Principal Transaction with respect to which any commission or discount shall be set forth in the applicable Terms Agreement. The Gross Sales Price less Wells Fargo’s commission is referred to herein as the “Net Sales Price.”

(c) Payment of the Net Sales Price for Shares sold by the Company on any Purchase Date pursuant to a Transaction Notice shall be made to the Company by federal funds wire transfer to the account of the Company, the details of which are set forth on Schedule I hereto, against delivery of such Shares to Wells Fargo’s account, or an account of Wells Fargo’s designee, at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be agreed to by the Company and Wells Fargo. Such payment and delivery shall be made at or about 10:00 a.m. (New York City time), on the third Exchange Business Day (or such other day as may, from time to time, become standard industry practice for settlement of such a securities issuance or as agreed to by the Company and Wells Fargo) following each Purchase Date (each, an “Agency Settlement Date”), provided, however, that in no event shall the Company be obligated to deliver Shares to Wells Fargo unless the Company shall have received the payment of the Net Sale Price for Shares sold on any Purchase Date prior to or simultaneously with the delivery of such Shares. If the Company fails for any reason to make timely delivery of such Shares after receiving payment for such Shares, the Company shall indemnify Wells Fargo and its successors and assigns and hold them harmless from and against any loss, damage, expense, liability or claim that Wells Fargo may incur as a result of such failure.

(d) If, as provided in the related Transaction Notice, a Floor Price has been agreed to by the parties with respect to a Purchase Date, and Wells Fargo thereafter determines and notifies the Company that the Gross Sales Price for such Agency Transaction would not be at least equal to such Floor Price, then the Company shall not be obligated to issue and sell through Wells Fargo, and Wells Fargo shall not be obligated to place, the Shares proposed to be sold pursuant to such Agency Transaction on such Purchase Date, unless the Company otherwise agrees in writing.

(e) If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, it shall promptly notify the other party and sales of the Shares under this Agreement, any Transaction Notice or any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. On or prior to the delivery of a prospectus that is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares, Wells Fargo and the Company shall each calculate the average daily trading volume (as defined under “ADTV” by Rule 100 of Regulation M under the Exchange Act) of the Common Stock based on market data provided by Bloomberg L.P. or such other sources as agreed upon by Wells Fargo and the Company.

(f) If the Company wishes to issue and sell the Shares pursuant to this Agreement but other than as set forth in Section 2(a) of this Agreement, it will notify Wells Fargo of the proposed terms of the Principal Transaction. If Wells Fargo, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company and Wells Fargo shall enter into a Terms Agreement setting forth the terms of such Principal Transaction. The terms set forth in a Terms Agreement shall not be binding on the Company or Wells Fargo unless and until the Company and Wells Fargo have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement shall control.

(g) Each sale of the Shares to Wells Fargo in a Principal Transaction shall be made in accordance with the terms of this Agreement and a Terms Agreement, which shall provide for the sale of such Shares to, and the purchase thereof by, Wells Fargo. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by Wells Fargo. The commitment of Wells Fargo to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Any such Terms Agreement shall specify the number of the Shares to be purchased by Wells Fargo pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with Wells Fargo in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a “Principal Settlement Date”; and, together with any Agency Settlement Date, a “Settlement Date”) and place of delivery of and payment for such Shares. The Company acknowledges and agrees that compensation in a Principal Transaction shall be customary for similar transactions.

(h) The Company shall provide Wells Fargo with a copy of its policy on insider trading and advise Wells Fargo in writing of any changes thereto. Without the prior written consent of each of the Company and Wells Fargo, the Company shall not request the sale of any Shares that would be sold, and Wells Fargo need not make any sale of Shares, (i) during any period in which the Company is in possession of material non-public information, (ii) during any period in which the Company’s insider trading policy, as it exists on the date of the request, would prohibit the purchases or sales of the Company’s Common Stock by its officers or directors; provided that, unless otherwise agreed between the Company and Wells Fargo, for purposes of this clause (ii), such period shall be deemed to end on the date on which the Company’s next subsequent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is filed with the Commission or (iii) except as provided in Section 2(i) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(i) If the Company wishes to offer, sell or deliver Shares at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to Wells Fargo (with a copy to counsel to Wells Fargo) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to Wells Fargo, (ii) provide Wells Fargo with the officers’ certificate, accountants’ letter and opinions and letters of counsel called for by Sections (5)(a)(i) through (iv) hereof, respectively, (iii) afford Wells Fargo the opportunity to conduct a due diligence review in accordance with Section 6(f) hereof and (iv) file such Earnings 8-K with the Commission, then the provisions of clause (iii) of Section 2(h) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, accountants’ letter and opinions and letters of counsel pursuant to this Section 2(i) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, accountants’ letters and legal opinions and letters as provided in Section 6 hereof and (B) this Section 2(i) shall in no way affect or limit the operation of the provisions of clauses (i) and (ii) of Section (h), which shall have independent application.

(j) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company by the Company shall only be effected by or through only one of Wells Fargo or an Alternative Agent on any single given day (subject to the exceptions set forth in Section 4(o) below), but in no event by more than one Agent, and the Company shall in no event request that Wells Fargo and an Alternative Agent sell Shares on the same day; provided, however, that the foregoing limitation shall only apply with respect to an Agency Transaction and not to any Principal Transaction effected at any time by any Agent.

3. Representations, Warranties and Agreements of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, represent and warrant to, and agree with, Wells Fargo, on and as of (i) the date hereof, (ii) each date on which the Company accepts a Transaction Notice (the “Time of Acceptance”) or executes and delivers a Terms Agreement, (iii) each Time of Sale (as defined below), (iv) each Settlement Date and (v) each Bring-Down Delivery Date (as defined in Section 6(b)) (each such date listed in (i) through (v), a “Representation Date”), as follows:

(a) There is no order preventing or suspending the use of the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering of the Shares pursuant to the Distribution Agreements has been initiated or threatened by the Commission; no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the Act has been received by the Company; the Registration Statement complied when it initially became effective, complies as of the date hereof and, as then amended or supplemented, as of each other Representation Date will comply, in all material respects, with the requirements of the Act; the conditions to the use of an “automatic shelf registration statement” on Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); the Prospectus and any Permitted Free Writing Prospectus complied or will comply, at the time it was or will be filed with the Commission, and will comply, as then amended or supplemented, as of each Representation Date, in all material respects, with the requirements of the Act and each Prospectus or any Permitted Free Writing Prospectus delivered to the Agents for use in connection with the offering of Shares will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering and Retrieval System or any successor system thereto (“EDGAR”), except to the extent permitted by Regulation S-T; the Registration Statement did not, as of the time of its initial effectiveness, and does not or will not, as then amended or supplemented, as of each Representation Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of each Representation Date, the Prospectus, as then amended or supplemented, together with all of the then issued Permitted Free Writing Prospectuses, if any, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement or omission in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning any Agent and furnished in writing by or on behalf of any Agent expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus (it being understood that such information consists solely of the information specified in Section 9(b)). As used herein, “Time of Sale” means (i) with respect to each offering of Shares pursuant to this Agreement, the time of Wells Fargo’s initial entry into contracts with investors for the sale of such Shares and (ii) with respect to each offering of Shares pursuant to any relevant Terms Agreement, the time of sale of such Shares.

(b) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any of the Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Basic Prospectus. The Company represents and agrees that, unless it obtains the prior consent of Wells Fargo, until the termination of this Agreement, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus” (as defined in Rule 433 under the Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) other than any Permitted Free Writing Prospectus made pursuant to this Agreement or any Terms Agreement. Any such free writing prospectus relating to the Shares consented to by the Agents is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has complied and will comply in all material respects with the requirements of Rule 433 under the Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; the Company is not disqualified, by reason of Rule 164(f) or (g) under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act.

(c) The Incorporated Documents, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information included in, and incorporated by reference in, the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, at the time the Registration Statement became effective, as of the date of the Prospectus, and as of each Representation Date, or during the period specified in Section 4(c) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Agents furnished in writing to the Company or the Operating Partnership by the Agents specifically for inclusion in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus or any amendment or supplement thereto.

(d) At the time of the filing of the Registration Statement, at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), at the time the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the Act and at the date of this Agreement, each of the Company and the Operating Partnership was and is a “well-known seasoned issuer” as defined in Rule 405 of the Act and was not and is not an “ineligible issuer,” as defined in Rule 405 of the Act, including as a result of (x) the Company, the Operating Partnership or any other subsidiary in the preceding three years having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company or the Operating Partnership in the preceding three years having been the subject of a bankruptcy petition or insolvency or similar proceeding, having had a registration statement be the subject of a proceeding under Section 8 of the Act or being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Shares, all as described in Rule 405. The Registration Statement is an “automatic shelf registration statement” as defined in Rule 405 of the Act, and the Shares, since their registration on the

Registration Statement, have been and remain eligible for registration by the Company on an “automatic shelf registration statement.” Neither the Company nor the Operating Partnership have received from the Commission any notice pursuant to Rule 401(g)(2) of the Act objecting to the use of the “automatic shelf registration statement” form. The Company has paid the registration fee for this offering pursuant to Rule 457 under the Act.

(e) Each Permitted Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Agents as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Permitted Free Writing Prospectus there occurred or occurs an event or development as a result of which such Permitted Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company has promptly notified or will promptly notify the Agents and (ii) the Company has promptly amended or will promptly amend or supplement such Permitted Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Permitted Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Agents specifically for use therein, it being understood and agreed that the only such information furnished by the Agents consists of the information described as such in Section 9(b) hereof.

(f) The Company has been duly organized and is validly existing as a corporation under and by virtue of the laws of the State of Maryland, and is in good standing with the State Department of Assessments and Taxation of Maryland. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under and by virtue of the Delaware Revised Uniform Limited Partnership Act. Each of First Industrial Financing Partnership, L.P. (the “Financing Partnership”), First Industrial Securities, L.P. (“Securities, L.P.”), First Industrial Mortgage Partnership, L.P. (the “Mortgage Partnership”), First Industrial Pennsylvania, L.P. (“FIP”), First Industrial Harrisburg, L.P. (“FIH”), FI Development Services, L.P. (“FIDS”), First Industrial Texas, L.P. (“FIT”) and First Industrial Indianapolis, L.P. (“FII”), First Industrial Investment II, LLC (successor by merger to First Industrial Investment, Inc.) (“FIII”) and FR Investment Properties, LLC (“FRIP”) (the Financing Partnership, Securities, L.P., the Mortgage Partnership, FIP, FIH, FIDS, FIT, FII, FIII and FRIP are referred to collectively herein as the “Partnership Subsidiaries”) has been duly organized and is validly existing as a limited partnership or a limited liability company, as the case may be, in good standing under and by virtue of the laws of its jurisdiction of organization. Each of First Industrial Harrisburg Corporation (“FIHC”), First Industrial Securities Corporation (“FISC”), First Industrial Indianapolis Corporation (“FIIC”), First Industrial Finance Corporation (“FIFC”), First Industrial Mortgage Corporation (“FIMC”), FI Development Services Corporation (“FIDSC”), First Industrial Pennsylvania Corporation (“FIPC”) and First Industrial Investment Properties, Inc. (“FIIP”) (FIHC, FISC, FIIC, FIFC, FIMC, FIDSC, FIPC and FIIP are referred to collectively herein as the “Corporate Subsidiaries,” and the Partnership Subsidiaries and the Corporate Subsidiaries are referred to herein collectively as the “Subsidiaries” or individually as a

“Subsidiary”) has been duly organized and is validly existing as a corporation in good standing under and by virtue of the laws of its jurisdiction of incorporation. Other than the Subsidiaries, no entity in which the Company owns any equity securities constitutes, individually or in the aggregate, a “significant subsidiary” under Rule 1-02 of Regulation S-X (substituting “net income” for “income from continuing operations”) promulgated under the Exchange Act. The Company is the sole general partner of the Operating Partnership. FIFC is a wholly-owned subsidiary of the Company and is the sole general partner of the Financing Partnership. FIMC is a wholly-owned subsidiary of the Company and is the sole general partner of the Mortgage Partnership. FISC is a wholly-owned subsidiary of the Company and is the sole general partner of Securities, L.P. FIPC is a wholly-owned subsidiary of the Company and is the sole general partner of FIP. FIIC is a wholly-owned subsidiary of the Company and is the sole general partner of FII. FIHC is a wholly-owned subsidiary of the Company and is the sole general partner of FIH. FIDSC is a wholly-owned subsidiary of the Company and is the sole general partner of FIDS. The Operating Partnership is the sole limited partner of each Partnership Subsidiary. The Company, the Operating Partnership and each of the Subsidiaries has, and at each Representation Date will have, full corporate, limited partnership or limited liability company power and authority, as the case may be, (i) to conduct all the activities conducted by it, (ii) to own, lease or operate all the properties and other assets owned, leased or operated by it, (iii) to conduct its business in which it engages or proposes to engage as described in the Prospectus and (iv) to consummate the transactions contemplated hereby. The Company and each of the Corporate Subsidiaries is, and at each Representation Date will be, duly qualified or registered to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the properties and assets owned, leased or operated by it makes such qualification or registration necessary, except where failure to obtain such qualifications or registration will not have a material adverse effect on (i) the condition, financial or otherwise, or the earnings, assets or business affairs or prospects of the Operating Partnership, Company and their Subsidiaries, taken as a whole, or on the 739 in service properties owned, directly or indirectly, by the Company as of December 31, 2011 (the “Properties”), taken as a whole, (ii) the issuance, validity or enforceability of the Shares or (iii) the consummation of any of the transactions contemplated by this Agreement (each a “Material Adverse Effect”). The Operating Partnership and each of the Partnership Subsidiaries is, and at each Representation Date will be, duly qualified or registered to do business and in good standing as a foreign limited partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned, leased or operated by it makes such qualification or registration necessary, except where failure to obtain such qualification or registration will not have a Material Adverse Effect. Complete and correct copies of the charter documents, partnership agreements and other organizational documents of the Company and its Subsidiaries and all amendments thereto as have been requested by the Agents or their counsel have been delivered to the Agents or their counsel.

(g) The Company’s authorized capitalization consists of 10,000,000 shares of preferred stock par value $0.01 per share, 150,000,000 shares of Common Stock and 65,000,000 shares of excess stock, par value $0.01 per share. All of the Company’s issued and outstanding shares of Common Stock and preferred stock have been duly authorized and are validly issued, fully paid and non-assessable and will have been offered and sold in compliance, in all material respects, with all applicable laws (including, without limitation, federal or state securities laws). The Shares have been duly authorized for issuance and sale to the Agents pursuant to this Agreement, any Alternative Distribution Agreement or any Terms Agreement and, when Shares are validly issued and delivered to the Agents pursuant to this Agreement, any Alternative Distribution Agreement or any Terms Agreement against payment of the Net Sales Price, will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar right and will have been offered and sold in compliance, in all material respects, with all applicable laws (including, without limitation, federal or state securities laws). The description of the Shares, and the statements related thereto, contained in the Registration Statement or the Prospectus are, and at each Representation Date, will be, complete and accurate in all material respects. Upon payment of the Net Sales Price therefor and delivery of the Shares in accordance herewith, Wells Fargo will receive good, valid and marketable title to the purchased Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. If certificates are to be used to evidence the Shares, the form of certificate will be in due and proper form and will comply, in all material respects, with all applicable legal requirements. No shares of common or preferred stock of the Company are reserved for any purpose other than securities (i) to be issued pursuant to this Agreement, (ii) to be issued in exchange for limited partnership units of the Operating Partnership outstanding as of the date hereof or (iii) (A) available for future issuance under the Company’s 1997 Stock Incentive Plan, 2001 Stock Incentive Plan, 2009 Stock Incentive Plan and 2011 Stock Incentive Plan or (B) issuable in respect of unvested restricted stock units or stock options outstanding as of the date hereof.

(h) (i) The partnership agreement of the Operating Partnership is duly authorized, executed and delivered by the Company, as general partner and a limited partner, (ii) the partnership agreement of each Partnership Subsidiary that is a limited partnership is duly authorized, validly executed and delivered by each partner thereto and (iii) the limited liability company agreement of each Partnership Subsidiary that is a limited liability company is duly authorized, validly executed and delivered by each member party thereto, and, in each case (assuming in the case of the Operating Partnership the due authorization, execution and delivery of the partnership agreement by each limited partner other than the Company) each such partnership agreement or limited liability company agreement will be a valid, legally binding and enforceable in accordance with its terms immediately following each Representation Date subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. All of the issued and outstanding shares of capital stock of the Company and each Corporate Subsidiary and all of the outstanding units of general, limited and/or preferred partnership interests or membership interests of the Operating Partnership and each Partnership Subsidiary are and will have been duly authorized and are and will be validly issued, fully paid and non-assessable; and (except as described in the Prospectus) are and will be owned directly or indirectly (except in the case of the Company) by the Company or the Operating Partnership, as the case may be, free and clear of all security interests, liens and encumbrances (except for pledges in connection with the loan agreements of the Company, the Operating Partnership and the Subsidiaries).

(i) The financial statements, supporting schedules and related notes included in, or incorporated by reference in, the Registration Statement, the Prospectus and any Permitted Free

Writing Prospectus comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and present fairly the consolidated financial condition of the entity or entities or group presented or included therein, as of the respective dates thereof, and its consolidated results of operations and cash flows for the respective periods covered thereby, are all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. The financial information and data included, or incorporated by reference in, in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus present fairly the information included or incorporated by reference therein and have been prepared on a basis consistent, except as may be noted therein, with that of the financial statements, schedules and notes included in, or incorporated by reference in, the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus and the books and records of the respective entity or entities or group presented or included therein. Except as otherwise noted in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, pro forma and/or as adjusted financial information included in, or incorporated by reference in, the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus have been prepared in accordance with the applicable requirements of the Act and the American Institute of Certified Public Accountants (“AICPA”) guidelines with respect to pro forma and as adjusted financial information, and include all adjustments necessary to present fairly the pro forma and/or as adjusted financial condition of the entity or entities or group presented or included therein at the respective dates indicated and the results of operations and cash flows for the respective periods specified. The Company’s and the Operating Partnership’s respective ratio of combined fixed charges and preferred stock dividends to earnings included in the Prospectus and in Exhibit 12.1 to the Registration Statement has been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. No other financial statements (or schedules) of the Company, the Operating Partnership and the Partnership Subsidiaries or any predecessor of the Company and/or the Operating Partnership and the Partnership Subsidiaries are required by the Act or the Exchange Act to be included in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus. PricewaterhouseCoopers LLP (the “Accountants”) who have reported on such financial statements, schedules and related notes, are independent registered public accountants with respect to the Company, the Operating Partnership and the Partnership Subsidiaries with the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) (“PCAOB”) and as required by the Act, and there have been no disagreements with any accountants or “reportable events” (as defined in Item 304 of Regulation S-K promulgated by the Commission) required to be disclosed in the Prospectus or elsewhere pursuant to such Item 304 which have not been so disclosed.

(j) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus and prior to each Representation Date, (i) there has not been and will not have been, except as set forth in or contemplated by the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and this Agreement, any change in the capitalization, long term or short term debt or in the capital stock or equity of each of the Company, the Operating Partnership or any of the Subsidiaries which would be material to the Company, the Operating Partnership and the Subsidiaries considered as one enterprise (anything which would be material to the Operating Partnership, the Company and the Subsidiaries, considered as one enterprise, being hereinafter referred to as “Material”), (ii) except as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, neither the Operating Partnership, the Company nor any of the Subsidiaries has incurred nor will any of them incur any liabilities or obligations, direct or contingent, which would be Material, nor has any of them entered into nor will any of them enter into any transactions, other than pursuant to this Agreement and the transactions referred to herein or as contemplated in the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and this Agreement, which would be Material, (iii) there has not been any change or development resulting in a Material Adverse Effect, (iv) except for regular quarterly distributions on the Company’s shares of Common Stock, and the dividends on, and any distributions on redemption of, the shares of the Company’s (a) 6.236% Series F Flexible Cumulative Redeemable Preferred Stock, (b) 7.236% Series G Flexible Cumulative Redeemable Preferred Stock, (c) Series J Cumulative Redeemable Preferred Stock, or (d) Series K Cumulative Redeemable Preferred Stock, the Company has not paid or declared and will not pay or declare any dividends or other distributions of any kind on any class of its capital stock, (v) except for distributions in connection with regular quarterly distributions on partnership units, the Operating Partnership has not paid any distributions of any kind on its partnership units and (vi) neither the Company, the Operating Partnership nor their subsidiaries have any material contingent obligation that is not disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus.

(k) None of the Company, the Operating Partnership or any of the Subsidiaries is, or as of each Representation Date will be, required to be registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(l) To the knowledge of the Company or the Operating Partnership, after due inquiry, except as set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, there are no actions, suits, proceedings, investigations or inquiries, pending or, after due inquiry, threatened against or affecting the Operating Partnership, the Company or any of the Subsidiaries or any of their respective officers or directors in their capacity as such or of which any of their respective properties or assets or any Property is the subject or bound, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

(m) The Company, the Operating Partnership and each of the Subsidiaries (i) has, and at each Representation Date will have, (A) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus and are in material compliance with such, and (B) complied in all material respects with all laws, regulations and orders applicable to it or its business and (ii) are not, and at each Representation Date will not be, in breach of or default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract, joint venture or partnership agreement or other agreement or instrument (collectively, a “Contract or Other Agreement”) or under any applicable law, rule, order, administrative regulation or administrative or court decree to which it is a party or by which any of its other assets or properties or by which the Properties are bound or affected, except where such default, breach or failure will not, either singly or in the aggregate, have a Material Adverse Effect. To the knowledge of the Operating Partnership, the Company and each of the Subsidiaries, after due inquiry, no other party under any Material contract or other agreement to which it is a party is in default thereunder, except where such default will not have a Material Adverse Effect. None of the Operating Partnership, the Company or any of the Subsidiaries is, nor at any Representation Date will any of them be, in violation of any provision of its articles of incorporation, by-laws, certificate of limited partnership, partnership agreement or other organizational document, as the case may be.

(n) No Material consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body or any other entity is required in connection with the offering, issuance or sale of the Shares hereunder except such as have been obtained under the Act, the Exchange Act and such as may be required under state securities, Blue Sky or real estate syndication laws or the by-laws, the corporate financing rules or the conflict of interest rules of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution by the Agents of the Shares or such as have been received prior to the date of this Agreement, and except for the filing of this Agreement and the form of the Alternative Distribution Agreements with the Commission as an exhibit to a Form 8-K, which the Company agrees to make in a timely manner.

(o) The Company and the Operating Partnership have full corporate or partnership power, as the case may be, to enter into this Agreement and any Terms Agreement. This Agreement has been, and any Terms Agreement will have been, duly and validly authorized, executed and delivered by the Company and the Operating Partnership, to the extent a party thereto, constitute a valid and binding agreement of the Company and the Operating Partnership, and assuming due authorization, execution and delivery by the Agents, and is enforceable against the Operating Partnership in accordance with the terms hereof and thereof, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of this Agreement or any Terms Agreement, and the consummation of the transactions contemplated hereby and thereby, and compliance by each of the Company, the Operating Partnership and the Subsidiaries with its obligations hereunder and thereunder to the extent each is a party thereto, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of the Operating Partnership, the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (a) the certificate of incorporation, by-laws, certificate of limited partnership, partnership agreement or other organizational documents of the Operating Partnership, the Company or any of the Subsidiaries, (b) any Contract or Other Agreement to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which the Company, the Operating Partnership or any of the Subsidiaries or any of their assets or properties are bound or affected, or violate or conflict with (c) any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency (foreign or domestic) or body applicable to the business or properties of the Operating Partnership, the Company or any of the Subsidiaries or to the Properties, in each case (other than with respect to subclause (a) of this sentence as it applies to the Company, the Operating Partnership and their significant subsidiaries (as defined in Section 6(i)) except for liens, charges, encumbrances, breaches, violations, defaults, rights to terminate or accelerate obligations, or conflicts, the imposition or occurrence of which would not have a Material Adverse Effect.

(p) As of each Representation Date, the Company, the Operating Partnership and each of the Subsidiaries will have good and marketable title to all properties and assets described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus as owned by it, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, or such as secure the loan facilities of the Operating Partnership, the Company and the Subsidiaries, or would not result in a Material Adverse Effect.

(q) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on EDGAR.

(r) To the knowledge of the Company: (i) no lessee of any portion of the Properties is in default under any of the leases governing such Properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except in each case such defaults that would not have a Material Adverse Effect; (ii) the current use and occupancy of each of the Properties complies in all material respects with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and (iii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Properties except such proceedings or actions that would not have a Material Adverse Effect.

(s) The Operating Partnership, the Company and the Partnership Subsidiaries have property, title, casualty and liability insurance in favor of the Operating Partnership, the Company or the Partnership Subsidiaries with respect to each of the Properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted by the Operating Partnership, the Company and the Partnership Subsidiaries except in such instances where the tenant is carrying such insurance or the tenant is self-insuring such risks.

(t) Except as disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, and except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect, (i) to the knowledge of the Company and the Subsidiaries, after due inquiry, the operations of the Operating Partnership, the Company and the Subsidiaries are in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (ii) to the knowledge of the Operating Partnership, the Company and the Subsidiaries, after due inquiry, none of the Operating Partnership, the Company or the Subsidiaries has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could reasonably be expected to result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law; (iii) none of the Operating Partnership, the Company or the Subsidiaries has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous

Substances on, in, under or originating from any Property; (iv) none of the Operating Partnership, the Company or the Subsidiaries has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (v) no Property is included or, to the knowledge of the Operating Partnership, the Company or the Subsidiaries, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”), or included on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Operating Partnership, the Company or the Subsidiaries has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Company and its Subsidiaries, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

As used herein, “Hazardous Substance” shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. § 172.101, or in the EPA’s List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. § 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. § 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. § 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. § 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. § 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. § 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the environment or of human health from environmental effects; “Governmental Authority” shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; “Lien” shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing and containing a residue of any Hazardous Substance.

None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties was employed for such purpose on a contingent basis or has any substantial interest in the Operating Partnership, the Company or any of the Subsidiaries, and none of them nor any of their directors, officers or employees is connected with the Operating Partnership, the Company or any of the Subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

(u) The Company, the Operating Partnership and the Subsidiaries are organized and operate in a manner so that the Company qualifies as a real estate investment trust (“REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Company has elected to be taxed as a REIT under the Code commencing with the taxable year ended December 31, 1994. The Company, the Operating Partnership and the Subsidiaries intend to continue to be organized and operate so that the Company shall qualify as a REIT for the foreseeable future, unless the Company’s board of directors determines that it is no longer in the best interests of the Company to be so qualified.

(v) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except for noncompliance that could not reasonably be expected to result in material liability to the Company or its subsidiaries; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company or its subsidiaries; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan equal the present value of all benefits accrued under such Plan; (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company or its subsidiaries; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA); and (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company or its subsidiaries.

(w) Neither the Company nor any member of its Controlled Group maintains, sponsors, contributes to, or has had any liability with respect to an employee pension benefit plan subject to the provisions of Title IV of ERISA.

(x) There is no material document or contract of a character required to be described or referred to in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required therein, except for the filing of this Agreement with the Commission as an exhibit to a Form 8-K, which the Company agrees to make in a timely manner, and the descriptions thereof or references thereto in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus are accurate in all material respects.

(y) None of the Operating Partnership, the Company or any of the Subsidiaries is involved in any labor dispute nor, to the knowledge of the Operating Partnership, the Company or the Subsidiaries, after due inquiry, is any such dispute threatened which would be Material.

(z) The Operating Partnership, the Company and the Subsidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. To the knowledge of the Company or the Operating Partnership, no claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Operating Partnership, the Company and the Subsidiaries, of such trademarks and trade names does not, to the Company’s or the Operating Partnership’s knowledge, infringe on the rights of any person.

(aa) Each of the Operating Partnership, the Company and the Subsidiaries has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not result in a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing would otherwise be delinquent, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and except in any case in which the failure to so pay would not result in a Material Adverse Effect.

(bb) The Operating Partnership and each of the Partnership Subsidiaries is properly treated as a partnership for U.S. federal income tax purposes and not as a “publicly traded partnership” taxable as a corporation for U.S. federal income tax purposes.

(cc) No relationship, direct or indirect, exists between or among the Company, the Operating Partnership or the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, the Operating Partnership or the Subsidiaries on the other hand, which is required by the Act to be described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus which is not so described in such documents.

(dd) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares, and the Company and the Operating Partnership have not distributed and have agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus, any preliminary prospectus filed with the Commission or other material permitted by the Act (which were disclosed to you and your counsel).

(ee) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets, financial and corporate books and records is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff) Any certificate or other document signed by any officer or authorized representative of the Operating Partnership, the Company or any Subsidiary, and delivered to Wells Fargo or to counsel for Wells Fargo in connection with the sale of the Shares shall be deemed a representation and warranty by such entity or person, as the case may be, to Wells Fargo as to the matters covered thereby.

(gg) The Registration Statement became effective upon filing with the Commission under the Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted, or to the knowledge of the Company or the Operating Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus or any preliminary prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.

(hh) Except for contracts, agreements or understandings entered into in connection with the transfer of properties or other assets to the Operating Partnership, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any Common Stock owned or to be owned by such person in the offering contemplated by this Agreement.

(ii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to each of the Company’s principal executive officer and principal financial officer by others within those entities, particularly during the period which the Company’s annual report on Form 10-K for the year ended December 31, 2011 was prepared; (ii) have been evaluated for effectiveness as of the date of the filing of the Prospectus Supplement with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established, except where a failure to be so effective will not have a Material Adverse Effect.

(jj) Based on its evaluation of its internal controls over financial reporting at December 31, 2011, the Company, the Operating Partnership and their subsidiaries are not aware of (i) any material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; (ii) any significant deficiency in the design or operation of internal control over financial reporting which are reasonably likely to materially adversely affect the Company’s ability to record, process, summarize and report financial information; or (iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal controls over financial reporting of the Company, the Operating Partnership or their subsidiaries or in other factors that has materially affected, or is reasonably likely to materially affect, the Company, the Operating Partnership or their subsidiaries’ internal control over financial reporting.

(kk) There is and has been no failure on the part of the Operating Partnership or any of the Operating Partnership’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ll) Neither the Company, the Operating Partnership, nor any of the Subsidiaries nor, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or other person associated with or acting on behalf of the Company and the Operating Partnership or any of the Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(mm) The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and the Operating Partnership, threatened.

(nn) None of the Company, the Operating Partnership, any of the Subsidiaries or, to the knowledge of the Company and the Operating Partnership, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder or under any Terms Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo) No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(pp) Neither the Company, the Operating Partnership, nor any of the Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company, the Operating Partnership or any of the Subsidiaries or any Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(qq) Nothing has come to the attention of the Company or the Operating Partnership that has caused the Company or the Operating Partnership to believe that the statistical and market-related data included in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(rr) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by Rule 101(c)(1) thereunder.

(ss) With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company, the Operating Partnership and their subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the NYSE and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with generally accepted accounting principles in the financial statements (including the related notes) of the Company and, if required, disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(tt) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. The outstanding shares of the Common Stock have been approved for listing and the Shares being sold hereunder have been approved for listing, subject only to official notice of issuance, on the NYSE.

4. Certain Covenants of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, hereby agree with Wells Fargo as follows:

(a) For so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of Shares, before using or filing any Permitted Free Writing Prospectus and before amending or supplementing the Registration Statement or the Prospectus (in each case, other than due to the filing of an Incorporated Document), to furnish to Wells Fargo a copy of each such proposed Permitted Free Writing Prospectus, amendment or supplement within a reasonable period of time before filing any such Permitted Free Writing Prospectus, amendment or supplement with the Commission and the Company will not use or file any such Permitted Free Writing Prospectus or file any such proposed amendment or supplement to which Wells Fargo reasonably objects, unless the Company’s legal counsel has advised the Company that use or filing of such document is required by law.

(b) As promptly as practicable after each Filing Time, to prepare a Prospectus Supplement, with respect to any Shares sold by the Company pursuant to this Agreement in a form previously approved by Wells Fargo and to file such Prospectus Supplement pursuant to Rule 424(b) under the Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Act) and to file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Act and to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on EDGAR) to Wells Fargo via e-mail in “.pdf” format on such filing date to an e-mail account designated by Wells Fargo and, at Wells Fargo’s request, to also furnish copies of the Prospectus and such Prospectus Supplement to each exchange or market on which sales were effected as may be required by the rules or regulations of such exchange or market.

(c) To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with the offering or sale of the Shares, and during such same period to advise Wells Fargo, promptly after the Company receives notice thereof, (i) of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any Permitted Free Writing Prospectus or any amended Prospectus has been filed with the Commission; (ii) of the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to the Shares or the initiation or threatening of any proceeding for that purpose, pursuant to Section 8A of the Act; (iii) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose; (iv) of any request by the Commission for the amendment of the Registration Statement or the amendment or supplementation of the Prospectus or for additional information; (v) of the occurrence of any event as a result of which the Prospectus or any Permitted Free Writing Prospectus as then amended or supplemented includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or any such Permitted Free Writing Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto.

(d) In the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification to use promptly its commercially reasonable efforts to obtain its withdrawal.

(e) To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as Wells Fargo may reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation, become a dealer of securities, or become subject to taxation in, or to consent to the service of process under the laws of, any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise Wells Fargo of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose.

(f) To make available to Wells Fargo at its offices in New York City, without charge, as soon as reasonably practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to Wells Fargo, as many copies of the Prospectus and the Prospectus Supplement (or of the Prospectus or Prospectus Supplement as amended or supplemented if the Company shall have made any amendments or supplements thereto and documents incorporated by reference therein after the effective date of the Registration Statement) and each Permitted Free Writing Prospectus as Wells Fargo may reasonably request for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Act or any similar rule); and for so long as this Agreement is in effect, the Company will prepare and file promptly such amendment or amendments to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Act.

(g) To furnish or make available to Wells Fargo during the term of this Agreement and for a period of two years thereafter (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and to furnish to Wells Fargo from time to time during the term of this Agreement such other information as Wells Fargo may reasonably request regarding the Company, the Operating Partnership or their subsidiaries, in each case as soon as such reports, communications, documents or information becomes available or promptly upon the request of Wells Fargo, as applicable; provided, however, that the Company, the Operating Partnership and their subsidiaries shall have no obligation to provide Wells Fargo with any document filed on EDGAR or included on the Company’s Internet website.

(h) If, at any time during the term of this Agreement, any event shall occur or condition shall exist as a result of which it is necessary in the reasonable opinion of counsel for Wells Fargo or counsel for the Company, to further amend or supplement the Prospectus or any Permitted Free Writing Prospectus as then amended or supplemented in order that the Prospectus or any such Permitted Free Writing Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances existing at the time the Prospectus or any such Permitted Free Writing Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in order to comply with the requirements of the Act, in the case of such a determination by counsel to the Company, immediate notice shall be given, and confirmed in writing, to Wells Fargo to cease the solicitation of offers to purchase the Shares in Wells Fargo’s capacity as agent, and, in either case, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Act, the Exchange Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement, the Prospectus or any such Permitted Free Writing Prospectus comply with such requirements.

(i) To make generally available to the Company’s stockholders as soon as reasonably practicable but not later than 40 days after the close of the period covered thereby (75 days) in the event the close of such period is the close of the Company’s fiscal year), an earnings statement (in form complying with the provisions of Rule 158 of the Act) covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 75 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and, if required by Rule 158 of the act, to file such statement as an exhibit to the next periodic report required to be filed by the Company under the Exchange Act covering the period when such earning statement is released.

(j) To apply the net proceeds from the sale of the Shares in the manner described in the Registration Statement or the Prospectus under the caption “Use of Proceeds.”

(k) Not to, and to cause its subsidiaries not to, take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided that nothing herein shall prevent the Company from filing or submitting reports under the Exchange Act or issuing press releases in the ordinary course of business.

(l) The Company will use its best efforts to continue to qualify as a REIT under Sections 856 through 860 of the Code, unless the Company’s board of directors determines that it is no longer in the best interests of the Company to be so qualified.

(m) (i) Except as otherwise agreed between the Company and Wells Fargo, to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the

Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to Wells Fargo and to dealers (including costs of mailing and shipment), (ii) the registration, issue and delivery of the Shares to Wells Fargo, (iii) the producing, word processing and/or printing of this Agreement, any powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to Wells Fargo (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel to the Agents in connection therewith) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to Wells Fargo, (v) the listing of the Shares on the Exchange and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by FINRA, (vii) the fees and disbursements of counsel to the Company and of the Company’s independent registered public accounting firm and (viii) the performance of the Company’s other obligations hereunder; provided that Wells Fargo shall be responsible for any transfer taxes on resale of Shares by it, any costs and expenses associated with the sale and marketing of the Shares, and legal costs of Wells Fargo other than as specifically provided in (iv) above.

(ii) If this Agreement is terminated (A) by the Company in accordance with the provisions of Section 8(a) hereof at any time prior to the offer and sale of Shares with an aggregate Gross Sales Price of $25,000,000 sold under this Agreement or any Terms Agreement, Alternative Distribution Agreement or Alternative Terms Agreement or (B) in accordance with provisions of Section 8(b) hereof on March 1, 2015 and prior to the offer and sale of Shares with an aggregate Gross Sales Price of $25,000,000 sold under this Agreement or any Terms Agreement, Alternative Distribution Agreement or Alternative Terms Agreement, the Company will reimburse Wells Fargo for all of their reasonable out-of-pocket expenses (including the reasonable and documented fees and disbursements of a single counsel to Wells Fargo) incurred by them in connection with the offering contemplated by this Agreement; provided, that the Company will not be obligated to reimburse any expenses pursuant to this Section 4(m)(ii) and Section 4(m)(ii) of the Alternative Distribution Agreements in excess of $125,000 in the aggregate.

(n) With respect to the offering(s) contemplated hereby, that the Company will not offer shares of its Common Stock or any other securities convertible into or exchangeable or exercisable for shares of the Common Stock in a manner that violates the Act; the Company will not distribute any offering material in connection with the offer and sale of the Shares, other than the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus and other materials permitted by the Act or the rules and regulations promulgated thereunder.

(o) During each period commencing on the date of each Transaction Notice and ending after the close of business on the Settlement Date for the related Agency Transaction, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of its Common Stock or any securities convertible into or exercisable or exchangeable for such shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any such transaction described in clause (i) or

(ii) above is to be settled by delivery of shares or such other securities, in cash or otherwise, without the prior written consent of Wells Fargo, except with respect to Shares to be sold hereunder or under any Terms Agreement, Alternative Distribution Agreement, or Alternative Terms Agreement, issuances of Shares pursuant to the conversion or exchange of convertible or exchangeable securities pursuant to the contractual terms of those securities or the exercise of warrants or options or vesting of restricted stock units, in each case outstanding on the date hereof, sales of Common Stock under the Company’s Dividend Reinvestment and Direct Stock Purchase Plan, grants of Common Stock, employee stock options or restricted stock units pursuant to the terms of a plan in effect on the date hereof, issuances of Shares pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof. Any lock-up provisions relating to a Principal Transaction shall be set forth in the applicable Terms Agreement.

(p) The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Permitted Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Act.

(q) To use its commercially reasonable efforts to cause the Shares to be listed on the Exchange.

(r) That it consents to Wells Fargo trading in the Common Stock for Wells Fargo’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

5. Execution of Agreement. Wells Fargo’s obligation to execute and deliver this Agreement shall be subject to the satisfaction of the following conditions in connection with and on the date of the execution of this Agreement:

(a) the Company shall have delivered to Wells Fargo:

(i) an officer’s certificate signed by two of its executive officers certifying as to the matters set forth in Exhibit C hereto;

(ii) opinions and negative assurance letter of Barack Ferrazzano Kirshbaum & Nagelberg LLP, counsel for the Company, addressed to Wells Fargo and dated the date of this Agreement, in the form of Exhibits D-1, D-2 and D-3 hereto. In giving its opinion, such counsel may rely (i) as to all matters of fact, upon representations, statements or certificates of public officials and statements of officers, directors, partners, employees and representatives of and accountants for each of the Company and its Subsidiaries, (ii) as to matters of Maryland law, on the opinion of McGuireWoods LLP, Baltimore, Maryland, and (iii) as to the good standing and qualification of the Company and the Operating Partnership to do business in any state or jurisdiction, upon certificates of appropriate government officials and letters from Corporation Service Company, copies of which have been furnished to you;

(iii) an opinion of McGuireWoods LLP, special Maryland counsel to the Company, addressed to Wells Fargo and dated the date of this Agreement, in the form of Exhibit E hereto;

(iv) a “comfort” letter of PricewaterhouseCoopers LLP, addressed to the Agents and dated the date of this Agreement, addressing such matters as the Agents may reasonably request;

(v) evidence reasonably satisfactory to Wells Fargo and its counsel that the Shares have been approved for listing on the Exchange, subject only to notice of issuance on or before the date hereof;

(vi) resolutions duly adopted by the Company’s board of directors, and certified by an officer of the Company, authorizing the Company’s execution of this Agreement and the consummation by the Company of the transactions contemplated hereby, including the issuance of the Shares; and

(vii) such other documents as Wells Fargo shall reasonably request; and

(b) Wells Fargo shall have received an opinion and negative assurance letter of Clifford Chance US LLP, counsel to the Agents, addressed to the Agents and dated the date of this Agreement, addressing such matters as the Agents may reasonably request. In giving its opinion, such counsel may rely (A) as to matters of Maryland law, on the opinion of McGuireWoods LLP, Baltimore, Maryland, which opinion shall be in form and substance reasonably satisfactory to counsel for the Agents and (B) as to the good standing and qualification of the Company, the Corporate Subsidiaries and the Partnership Subsidiaries to do business in any state or jurisdiction, upon certificates of appropriate governmental officials or opinions of counsel in such jurisdictions.

6. Additional Covenants of the Company and the Operating Partnership. The Company and the Operating Partnership, jointly and severally, further covenant and agree with Wells Fargo as follows:

(a) Each acceptance of a Transaction Notice by the Company and each execution and delivery by the Company of a Terms Agreement shall be deemed to be (i) an affirmation that the representations, warranties and agreements of the Company and the Operating Partnership herein contained and contained in any certificate delivered to Wells Fargo pursuant hereto are true and correct at such Time of Acceptance or the date of such Terms Agreement, as the case may be, and (ii) an undertaking that such representations, warranties and agreements will be true and correct on any applicable Time of Sale and Settlement Date, as though made at and as of each such time (it being understood that such representations, warranties and agreements shall relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of such Transaction Notice or Terms Agreement, as the case may be).

(b) Each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 6(b), by the filing of any Incorporated Document, but excluding any prospectus supplement filed pursuant to Section 4(b) hereof), (ii) there is a Principal Settlement Date pursuant to a Terms Agreement, or (iii) otherwise as Wells Fargo shall reasonably request, provided that Wells Fargo shall not make such a request during periods that the Company is not proposing Agency Transactions to Wells Fargo (each date referred to clauses (i), (ii) and (iii) above, a “Bring-Down Delivery Date”), the Company shall, unless Wells Fargo agrees otherwise, furnish or cause to be furnished to Wells Fargo a certificate, dated and delivered as of the applicable Bring-Down Delivery Date, of the same tenor as the certificate referred to in Section (a)(i) hereof, modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate, or, in lieu of such certificate, a certificate to the effect that the statements contained in the certificate referred to in Section 5(a)(i) hereof furnished to Wells Fargo are true and correct as of such Bring-Down Delivery Date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate); provided, however, that the filing of a Current Report on Form 8-K will not constitute a Bring-Down Delivery Date unless (A) (x) such Current Report on Form 8-K is filed at any time during which either a Transaction Notice is binding and the Company has not suspended the use thereof (and prior to the settlement of the Shares specified therein) or a prospectus relating to the Shares is required to be delivered under the Act and (y) Wells Fargo has requested that such date be deemed to be a Bring-Down Delivery Date based upon the reasonable judgment of Wells Fargo that the event or events reported in such Current Report on Form 8-K has a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs or prospects of the Operating Partnership, Company and their Subsidiaries, taken as a whole, or on the 739 in service properties owned, directly or indirectly, by the Company taken as a whole, or otherwise restates historical financial statements or contains financial statements required by Rules 3-05 or 3-14 of Regulation S-X or (B) such Current Report on Form 8-K is required pursuant to Section 2(i).

(c) Each Bring-Down Delivery Date, the Company shall, unless Wells Fargo agrees otherwise, cause to be furnished to Wells Fargo (A) the written opinions and negative assurance letter of Barack Ferrazzano Kirshbaum & Nagelberg LLP, counsel to the Company and of McGuireWoods LLP, special Maryland counsel to the Company, each dated and delivered as of the applicable Bring-Down Delivery Date, of the same tenor as the opinions and letter referred to in Sections 5(a)(ii) and 5(a)(iii) hereof, respectively, but modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such opinions and letter, or, in lieu of such opinions and letter, such counsel and Maryland counsel shall furnish Wells Fargo with letters substantially to the effect that Wells Fargo may rely on the opinions and letter referred to in Sections 5(a)(ii) and 5(a)(iii), furnished to Wells Fargo, to the same extent as though they were dated the date of such letters authorizing reliance (except that statements in such last opinions shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such letters authorizing reliance).

(d) Each Bring-Down Delivery Date, the Company shall, unless Wells Fargo agrees otherwise, cause PricewatershouseCoopers LLP to furnish to Wells Fargo a “comfort” letter, dated and delivered as of the applicable Bring-Down Delivery Date, of the same tenor as the letter referred to in Section 5(a)(iv) hereof, but modified to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the date of such letter.

(e) (i) No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Act shall be pending before or threatened by the Commission at the time the Company accepts a Transaction Notice; the Prospectus and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of an Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); and all requests by the Commission for additional information shall have been complied with to the satisfaction of Wells Fargo and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, will have occurred and be in effect at the time the Company accepts a Transaction Notice; and (ii) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading at the time the Company accepts a Transaction Notice.

(f) The Company shall reasonably cooperate with any reasonable due diligence review requested by Wells Fargo or its counsel from time to time in connection with the transactions contemplated hereby or any Terms Agreement, including, without limitation, (i) at the commencement of each intended Purchase Date and any Time of Sale or Settlement Date, making available appropriate corporate officers of the Company and, upon reasonable request, representatives of PricewatershouseCoopers LLP for an update on diligence matters with representatives of Wells Fargo and (ii) at each Bring-Down Delivery Date or otherwise as Wells Fargo may reasonably request, providing information and making available documents and appropriate corporate officers of the Company and representatives of PricewatershouseCoopers LLP for one or more due diligence sessions with representatives of Wells Fargo and its counsel.

(g) The Company shall disclose, in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and, if requested by Wells Fargo, in prospectus supplements to be filed by the Company from time to time, including in accordance with Section 4(b), the number of the Shares sold through the Agents under this Agreement and any Terms Agreement, the net proceeds to the Company from the sale of the Shares and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter or such shorter period determined by the Company, as the case may be.

All opinions, letters and other documents referred to in Sections 6(b) through (d) above shall be reasonably satisfactory in form and substance to Wells Fargo. Wells Fargo will provide the Company with such notice (which may be oral, and in such case, will be confirmed via e-mail or facsimile as soon as reasonably practicable thereafter) as is reasonably practicable under the circumstances when requesting an opinion, letter or other document referred to in Sections 6(b) through (d) above.

7. Conditions of Wells Fargo’s Obligation. Wells Fargo’s obligation to solicit purchases on an agency basis for the Shares or otherwise take any action pursuant to a Transaction Notice that has been accepted by the Company and to purchase the Shares pursuant to any Terms Agreement shall be subject to the satisfaction of the following conditions:

(a) At the Time of Acceptance, at the time of the commencement of trading on the Exchange on the Purchase Date(s) and at the relevant Time of Sale and Agency Settlement Date, or with respect to a Principal Transaction pursuant to a Terms Agreement, at the time of execution and delivery of the Terms Agreement by the Company and at the relevant Time of Sale and Principal Settlement Date:

(i) The representations, warranties and agreements on the part of the Company and the Operating Partnership herein contained or contained in any certificate of an officer or officers of the Company delivered pursuant to the provisions hereof shall be true and correct in all respects.

(ii) The Company and the Operating Partnership shall have performed and observed their covenants and other obligations hereunder and/or under any Terms Agreement, as the case may be, in all material respects.

(iii) In the case of an Agency Transaction, from the Time of Acceptance until the Agency Settlement Date, or, in the case of a Principal Transaction pursuant to a Terms Agreement, from the time of execution and delivery of the Terms Agreement by the Company until the Principal Settlement Date, trading in the Common Stock on the Exchange shall not have been suspended.

(iv) From the date of this Agreement, no event or condition of a type described in Section 3(j) hereof shall have occurred or shall exist, which event or condition is not described in any Permitted Free Writing Prospectus (excluding any amendment or supplement thereto) or the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of Wells Fargo makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the applicable Settlement Date on the terms and in the manner contemplated by this Agreement or any Terms Agreement, as the case may be, any Permitted Free Writing Prospectus and the Prospectus.

(v) Subsequent to the relevant Time of Acceptance, (A) no downgrading shall have occurred in the rating accorded any securities of or guaranteed by the Company, the Operating Partnership or any of their subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (B) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities of or guaranteed by the Company, the Operating Partnership or any of their subsidiaries (other than an announcement with positive implications of a possible upgrading) in each case that has not been described in any Permitted Free Writing Prospectus issued prior to any related Time of Sale.

(vi) The Shares to be issued pursuant to the Transaction Notice or pursuant to a Terms Agreement, as applicable, shall have been approved for listing on the Exchange, subject only to notice of issuance.

(vii) (A) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares and (B) no injunction or order of any federal, state or foreign court shall have been issued that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares.

(viii) (A) No order suspending the effectiveness of the Registration Statement shall be in effect, no proceeding for such purpose or pursuant to Section 8A of the Act shall be pending before or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement pursuant to Rule 401(g)(2) under the Act shall have been received by the Company; (B) the Prospectus and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of any Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Act); (C) all requests by the Commission for additional information shall have been complied with to the satisfaction of Wells Fargo; and (D) no suspension of the qualification of the Shares for offering or sale in any jurisdiction, and no initiation or threatening of any proceedings for any of such purposes, will have occurred and be in effect. The Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading at the time the Company accepts a Transaction Notice.

(ix) No amendment or supplement to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall have been filed to which Wells Fargo shall have reasonably objected in writing.

(b) At every Bring-Down Delivery Date, Wells Fargo shall have received the officer’s certificates, opinions and negative assurance letters of counsel and “comfort” letters and other documents provided for under Sections 6(b) through (d), inclusive.

8. Termination.

(a) (i) The Company may terminate this Agreement in its sole discretion at any time upon prior written notice to Wells Fargo. Any such termination shall be without liability of any party to any other party, except that (A) with respect to any pending sale, the obligations of the Company, including in respect of compensation of Wells Fargo, shall remain in full force and effect notwithstanding such termination; and (B) the provisions of Sections 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(m)), 9, 13, 14, 15 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.

(ii) In the case of any sale by the Company pursuant to a Terms Agreement, the obligations of the Company pursuant to such Terms Agreement and this Agreement may not be terminated by the Company without the prior written consent of Wells Fargo.

(b) (i) Wells Fargo may terminate this Agreement in its sole discretion at any time upon giving prior written notice to the Company. Any such termination shall be without liability of any party to any other party, except that the provisions of Sections 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(m)), 9, 13, 14, 15 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.

(ii) In the case of any purchase by Wells Fargo pursuant to a Terms Agreement, the obligations of Wells Fargo pursuant to such Terms Agreement shall be subject to termination at any time prior to or at the Principal Settlement Date, if, (A) since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, (i) trading generally shall have been materially suspended or materially limited on or by, as the case may be, any of the NYSE, the American Stock Exchange, the NASDAQ Global Select Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade (ii) trading of any securities of or guaranteed by the Company and the Operating Partnership shall have been suspended on any exchange or in any over-the counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York state authorities, (iv) there shall have occurred any attack on, or outbreak or escalation of hostilities or act of terrorism involving, the United States, or any change in financial markets or any calamity or crisis that, in each case, in Wells Fargo’s judgment, is material and adverse or (v) any material disruption of settlements of securities or clearance services in the United States that would materially impair settlement and clearance with respect to the Shares and (B) in the case of any of the events specified in clauses (A)(i) through (v), such event singly or together with any other such event specified in clauses (A)(i) through (v) makes it, in Wells Fargo’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus. If Wells Fargo elects to terminate its obligations pursuant to this Section 8(b)(ii), the Company shall be notified promptly in writing.

(c) This Agreement shall remain in full force and effect until the earlier of (A) termination of the Agreement pursuant to Section 8(a) or 8(b) above or otherwise by mutual written agreement of the parties, (B) such date that Shares equal to the Maximum Amount have been sold in accordance with the terms of this Agreement, any Terms Agreement, any Alternative Distribution Agreement and any Alternative Terms Agreement, (C) such date that Shares equal to the Maximum Number have been sold in accordance with the terms of this Agreement, any Terms Agreement, any Alternative Distribution Agreement and any Alternative Terms Agreement, and (D) March 1, 2015, in each case except that the provisions of Section 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(m)), 9, 13, 14, 15 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by Wells Fargo or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2 hereof.

9. Indemnity and Contribution.

(a) The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless Wells Fargo, its affiliates, directors and officers and each person, if any, who controls Wells Fargo within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable out of pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus (or any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to Wells Fargo furnished to the Company in writing by Wells Fargo expressly for use therein, it being understood and agreed that the only such information furnished by Wells Fargo consists of the information described as such in subsection (b) below.

(b) Wells Fargo agrees to indemnify and hold harmless the Company and the Operating Partnership, their directors and officers who signed the Registration Statement and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to Wells Fargo furnished to the Company in writing by Wells Fargo expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus, it being understood and agreed upon that such information shall consist solely of the following: the third paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.

(c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either Section 9(a) or 9(b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding, and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) included both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for Wells Fargo, its affiliates, directors and officers and any control persons of Wells Fargo shall be designated in writing by Wells Fargo and any such separate firm for the Company and the Operating Partnership, their directors and officers who signed the Registration Statement and any control persons of the Company and the Operating Partnership shall be designated in writing by the Company or the Operating Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. Notwithstanding the foregoing, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this Section 9(c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.

(d) If the indemnification provided for in Sections 9(a) and 9(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such Sections, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership, on the one hand, and Wells Fargo, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Operating Partnership, on the one hand, and Wells Fargo, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership, on the one hand, and Wells Fargo, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Operating Partnership from the sale of the Shares and the total underwriting discounts and commissions received by Wells Fargo in connection therewith bear to the aggregate Gross Sales Price. The relative fault of the Company and the Operating Partnership, on the one hand, and Wells Fargo, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Partnership, on the one hand, or by Wells Fargo, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company and the Operating Partnership and Wells Fargo agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in Section 9(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall Wells Fargo be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by Wells Fargo with respect to the offering of the Shares exceeds the amount of any damages that Wells Fargo has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10. Notices. All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and, if to Wells Fargo, shall be sufficient in all respects if delivered or sent to Wells Fargo Securities, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152, to the attention of the Equity Syndicate Department (facsimile number (212) 214-5918) and the Special Equities Desk (facsimile number (212) 214-8918; e-mail:rwilliamson@eastdilsecured.com, ko’shea@eastdilsecured.com, nwhite@eastdil secured.com, dlatshaw@eastdilsecured.com, Barrett.kollme@WellsFargo.com, chris.flouhouse@wellsfargo.com, Lee.lam@wellsfargo.com, john.baclawski@wellsfargo.com, camille.blanco@wellsfargo.com, Mike.colins@wellsfargo.com, Thomas.yates@wellsfargo.com, Max.leykin@wellsfargo.com, M.golden@WellsFargo.com, Jennifer.lynch@WellsFargo.com, William.o’connell@WellsFargo.com, Andy.sanford@WellsFargo.com, Mike.cummings@Wells Fargo.com, David.herman@WellsFargo.com, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 311 South Wacker Drive, Suite 3900, Chicago, Illinois 60606, Attention: Scott A. Musil, with a copy to Barack Ferrazzano Kirschbaum & Nagelberg LLP, 200 West Madison Street, Suite 3900, Chicago, Illinois 60606, Attention: Will Turner, Esq. Notwithstanding the foregoing, Transaction Notices shall be delivered to the Company via e-mail to Scott Musil at smusil@firstindustrial.com and confirmed by telephone at (312) 344-4300 ext. 4380, and an acceptance of a Transaction Notice shall be delivered to Wells Fargo via facsimile (facsimile number (212) 214-8918) or e-mail to Jennifer Lynch at jennifer.lynch1@wachovia.com, William O’Connell at william.o’connell@wachovia.com, and Josie Callanan at josie.callanan@wachovia.com, and receipt confirmed by telephone at (212) 214-6122.

11. No Fiduciary Relationship. Each of the Company and the Operating Partnership acknowledge and agree that Wells Fargo is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Operating Partnership with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company and the Operating Partnership or any other person. Additionally, Wells Fargo is not advising the Company and the Operating Partnership or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Operating Partnership shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and Wells Fargo shall have no responsibility or liability to the Company and the Operating Partnership with respect thereto. Any review by Wells Fargo of the Company and the Operating Partnership, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Wells Fargo and shall not be on behalf of the Company and the Operating Partnership.

12. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement and any Transaction Notice shall be adjusted to take into account any stock split effected with respect to the Shares.

13. Governing Law; Construction.

(a) This Agreement, any Terms Agreement and any claim, controversy, counterclaim or dispute of any kind or nature whatsoever arising under or in any way related to this Agreement or any Terms Agreement (each a “Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) The Section headings in this Agreement and any Terms Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement or any Terms Agreement.

14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have nonexclusive jurisdiction over the adjudication of such matters, and the Company and the Operating Partnership consent to the jurisdiction of such courts and personal service with respect thereto. Each of Wells Fargo and the Company, on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates and the Operating Partnership, waives all right to trial by jury in any action, proceeding or counterclaim, whether based upon contract, tort or otherwise, in any way arising out of or relating to this Agreement. The Company and the Operating Partnership agree that a final and non-appealable judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Operating Partnership and may be enforced in any other courts in the jurisdiction of which the Company and the Operating Partnership are or may be subject, by suit upon such judgment.

15. Parties in Interest. The agreements set forth herein and in any Terms Agreement have been and are made solely for the benefit of Wells Fargo, the Company and the Operating Partnership and, to the extent provided in Section 9 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from Wells Fargo) shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement.

16. Counterparts. This Agreement and any Terms Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

17. Successors and Assigns. This Agreement shall be binding upon Wells Fargo, the Company, the Operating Partnership and their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Operating Partnership’s and Wells Fargo’s respective businesses and/or assets.

18. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Operating Partnership and Wells Fargo contained in this Agreement or made by or on behalf of the Company, the Operating Partnership or Wells Fargo pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Operating Partnership or Wells Fargo.

19. Certain Defined Terms. For purposes of this Agreement, except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under Act.

20. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

21. Miscellaneous. Wells Fargo, an indirect, wholly owned subsidiary of Wells Fargo and Company, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Wells Fargo Bank, N.A. Because Wells Fargo is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Shares sold, offered or recommended by Wells Fargo are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency of Wells Fargo Bank, N.A, and are not otherwise an obligation or responsibility of a branch or agency of Wells Fargo Bank, N.A.

A lending affiliate of Wells Fargo may have lending relationships with issuers of securities underwritten or privately placed by Wells Fargo. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Wells Fargo will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Wells Fargo.

Wells Fargo and one or more of its affiliates may make markets in the Common Stock or other securities of the Company, in connection with which they may buy and sell, as agent or principal, for long or short account, shares of the Common Stock or other securities of the Company, at the same time that Wells Fargo is acting as agent pursuant to this Agreement; provided that Wells Fargo acknowledges and agrees that any such transactions are not being, and shall not be deemed to have been, undertaken at the request or direction of, or for the account of, the Company, and that the Company has and shall have no control over any decision by Wells Fargo and its affiliates to enter into any such transactions.

If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and Wells Fargo, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Operating Partnership and Wells Fargo.

Very truly yours, FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Scott A. Musil
Name: Scott A. Musil
Title: Chief Financial Officer

FIRST INDUSTRIAL, LP. By: First Industrial Realty Trust, Inc., as its sole general partner

By:	/s/ Scott A. Musil
Name: Scott A. Musil
Title: Chief Financial Officer

Accepted and agreed to as of the date first above written: WELLS FARGO SECURITIES, LLC

By:	/s/ Lee Lam
Name: Lee Lam
Title: Vice President

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